Filed Pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act No. 811-07831

FMI Funds, Inc.

December 28, 2018

Supplement to the Statutory Prospectus dated January 31, 2018

Effective as of January 1, 2019, Fiduciary Management, Inc., the investment adviser to FMI Funds, Inc. has reduced the investment advisory fee for the FMI Large Cap Fund and the FMI Common Stock Fund.  To reflect these changes, the description of the management fees under the section “Management of the Funds” of the Statutory Prospectus, on page 20, is hereby supplemented as follows:

Effective as of January 1, 2019, the investment adviser is entitled to receive a fee for the FMI Large Cap Fund and the FMI Common Stock Fund based on the following annual percentages of each Fund’s average daily net assets:

•	FMI Large Cap Fund: 0.65% of the assets from $0 - $2.5 billion; 0.60% of the assets from $2.5 - $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	FMI Common Stock Fund: 0.85% of the assets from $0 - $500 million; 0.80% of the assets from $500 million - $1.0 billion; and 0.75% of the assets over $1.0 billion.

FMI Large Cap Fund

To reflect the reduced investment advisory fee, the “Annual Fund Operating Expenses” table and the “Example” under the section “Fees and Expenses of the Fund” of the Statutory Prospectus, on page 1, are hereby deleted and replaced in their entirety as set forth below:

	Investor Class		Institutional Class
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)		0.61%		0.61%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.19%		0.05%
Shareholder Servicing Fees(2)	0.12%		None
Remaining Other Expenses	0.07%		0.05%
Total Annual Fund Operating Expenses		0.80%		0.66%

(1)
Management fees have been restated to reflect the implementation of reduced fees paid at various breakpoints in the Fund’s management fee, effective as of January 1, 2019, as if the reduced breakpoints had been in effect during all of the 2017 fiscal year.

(2)	Shareholder Servicing Fees have been annualized to reflect a full year of fees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$82	$255	$444	$990
Institutional Class	$67	$211	$368	$822

FMI Common Stock Fund

To reflect the reduced investment advisory fee, the “Annual Fund Operating Expenses” table and the “Example” under the section “Fees and Expenses of the Fund” of the Statutory Prospectus, on page 7, are hereby deleted and replaced in their entirety as set forth below:

	Investor Class		Institutional Class
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)		0.82%		0.82%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.17%		0.08%
Shareholder Servicing Fees(2)	0.09%		None
Remaining Other Expenses	0.08%		0.08%
Total Annual Fund Operating Expenses		0.99%		0.90%

(1)
Management fees have been restated to reflect the implementation of reduced fees paid at various breakpoints in the Fund’s management fee, which became effective on January 1, 2019, as if the reduced breakpoints had been in effect during all of the 2017 fiscal year.

(2)	Shareholder Servicing Fees have been annualized to reflect a full year of fees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$101	$315	$547	$1,213
Institutional Class	$ 92	$287	$498	$1,108

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Please Read Carefully and Keep for Future Reference